Exhibit 10.28
DISBURSEMENT REQUEST AND AUTHORIZATION

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$4,606,511.50	09-07-2007	03-23-2008	3787	2200		242
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	Homeland Energy Solutions, LLC (TIN:	Lender:	Home Federal Savings Bank
	48-1200438)		Business Banking
	106 W Main, PO Box C		1016 Civic Center Dr NW Suite 300
	Riceville, IA 50466		Rochester, MN 55901
LOAN TYPE. This is a Fixed Rate (8.250%1 Nondisclosable Loan to a Limited Liability Company for $4,606,511.50 due on March 23, 2008. This is a secured renewal loan.
PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:
☐	Personal, Family, or Household Purposes or Personal Investment.
☑	Business (Including Real Estate Investment).
SPECIFIC PURPOSE. The specific purpose of this loan is: CIT — Increase Loan Amount from $3,517,572.00 to $4,606,511.50. All other terms and conditions remain the same.
DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender’s conditions for making the loan have been satisfied. Please disburse the loan proceeds of $4,606,511.50 as follows:

Other Disbursements:	$4,601,111.50
$3,517,572.00 Funds already disbursed
$1,083,539.50 To be disbursed to customer at closing

Total Financed Prepaid Finance Charges:	$5,400.00
$5,400.00 Modification Fee

Note Principal:	$4,606,511.50
BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS DISBURSEMENT REQUEST AND AUTHORIZATION AND ALL OTHER DOCUMENTS RELATING TO THIS DEBT.
FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER’S FINANCIAL CONDITION AS DISCLOSED IN BORROWER’S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED SEPTEMBER 7, 2007.
BORROWER:
HOMELAND ENERGY SOLUTIONS, LLC

By:	/s/ Steven K. Eastman President	By:	/s/ Bernard Retterath

	Steve Eastman, President of Homeland Energy		Bernard Retterath, Treasurer of Homeland Energy
	Solutions, LLC		Solutions, LLC